Balance Sheet Components - Accrued Expenses and Other Current Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Balance Sheet Related Disclosures [Abstract]
Accrued compensation	$ 2,754	$ 3,208
Tax payable	1,063	1,164
ESPP Contribution	693	0
Transaction cost payable	0	135
Other current liabilities	5,516	2,488
Total accrued expenses and other current liabilities	$ 10,026	$ 6,995